                                                                     EXHIBIT 9.5


         AMENDMENT NO. 4, dated as of February 21, 1997, to the INVESTORS' AGREEMENT, dated May 30, 1990, among UNION TITANIUM SPONGE CORPORATION (the "Investor"), a Delaware corporation, TOHO TITANIUM CO., LTD., a Japanese corporation, NIPPON MINING & METALS CO. LTD. , a Japanese corporation, NIPPON STEEL CORPORATION, a Japanese corporation, MITSUI & CO., LTD., a Japanese corporation, MITSUI & CO. (U.S.A.), INC., a New York corporation, TREMONT CORPORATION (formerly Baroid Corporation), a Delaware corporation, and TITANIUM METALS CORPORATION (formerly Titanium Metals Corporation of America) ("TMC"), a Delaware corporation (as previously amended December 21, 1990, December 17, 1992 and May 2, 1996, the "Investors' Agreement"). Capitalized terms appearing herein and not otherwise defined are used as defined in the Investors' Agreement.

         WHEREAS, the parties desire to amend the Investors' Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Section 3.1 of the Investors' Agreement is hereby amended by the addition of the words "or fewer" after the word "seven" and the replacement of the words "any four" with the words "a majority of such".

         2. Except as specifically amended hereby, the Investors' Agreement, as heretofore amended, shall continue in full force and effect.

         3. This Amendment No. 4 to the Investors' Agreement shall be effective as of the date first written above.

         IN WITNESS WHEREOF, this Amendment No. 4 has been executed by each of the parties hereto as of the date last written below.



                                    UNION TITANIUM SPONGE CORPORATION




                                    By: /S/ YOICHI ARAI
                                        --------------------------------------
                                             Name: Yoichi Arai

                                             Title: President

                                             Date: February 12, 1997

                                    TOHO TITANIUM CO., LTD.




                                    By: /s/  YOICHI ARAI
                                        --------------------------------------
                                             Name:  Yoichi Arai

                                             Title: President

                                             Date:  February 12, 1997




                                    NIPPON MINING & METALS CO., LTD




                                    By: /s/  YASUYUKI SHIMIZU
                                        --------------------------------------
                                             Name:  Yasuyuki Shimizu

                                             Title: Senior Managing Director

                                             Date:  February 12, 1997


                                    NIPPON STEEL CORPORATION




                                    By: /s/ TSUTOMU YAMADA
                                        --------------------------------------
                                             Name:  Tsutomu Yamada

                                             Title: General Manager
                                                    Titanium Division
                                             Date:  February 13, 1997

                                    MITSUI & CO., LTD.




                                    By: /s/ TETSUYA MATSUOKA
                                        --------------------------------------
                                             Name: Tetsuya Matsuoka

                                             Title: General Manager
                                                    Non-Ferrous Metals Second
                                                    Div., Non-Ferrous Metals
                                                    Group
                                             Date:  February 17, 1997



                                    MITSUI & CO. (U.S.A.), INC.




                                    By: /s/ KAZUO TASAKA
                                        --------------------------------------
                                             Name:  Kazuo Tasaka

                                             Title: SVP & General Manager
                                                    Metal Division
                                             Date:  February 11, 1997



                                    TREMONT CORPORATION




                                    By: /s/ ROBERT E. MUSGRAVES
                                        --------------------------------------
                                             Name:  Robert E. Musgraves

                                             Title: Vice President

                                             Date:  February 21, 1997

                                    TITANIUM METALS CORPORATION




                                    By: /s/ ROBERT E. MUSGRAVE
                                        --------------------------------------
                                             Name:  Robert E. Musgraves

                                             Title: Vice President

                                             Date:  February 21, 1997